Exhibit 21: Subsidiaries of Registrant, iHeartMedia, Inc.

Name	State of Incorporation
1567 Media, LLC	DE
AMFM Broadcasting Licenses, LLC	DE
AMFM Broadcasting, Inc.	DE
AMFM Operating, Inc.	DE
AMFM Radio Licenses, LLC	DE
AMFM Texas Broadcasting, LP	DE
AMFM Texas Licenses, LLC	TX
AMFM Texas, LLC	DE
Austin Tower Company	TX
Brazil Outdoor NewCo, LLC	DE
Broader Media Holdings, LLC	DE
Broader Media, LLC	DE
Capstar Radio Operating Company	DE
Capstar TX, LLC	TX
CC Broadcast Holdings, Inc.	NV
CC CV LP, LLC	DE
CC Finco Holdings, LLC	DE
CC Finco, LLC	DE
CC Licenses, LLC	DE
CCHCV LP, LLC	DE
CCO Barco Airport Venture, LLC	DE
CCOI Holdco III, LLC	DE
CCOI Holdco Parent I, LLC	DE
CCOI Holdco Parent II, LLC	DE
Christal Radio Sales, Inc.	DE
Cine Guarantors II, Inc.	CA
Citicasters Co.	OH
Citicasters Licenses, Inc.	TX
Clear Channel Adshel, Inc.	DE
Clear Channel Airports of Georgia, Inc.	GA
Clear Channel Airports of Texas, JV	TX
Clear Channel Brazil Holdco, LLC	DE
Clear Channel Brazil Holdings, LLC	DE
Clear Channel Broadcasting Licenses, Inc.	NV
Clear Channel Electrical Services, LLC	DE
Clear Channel Holdings, Inc.	NV
Clear Channel Interstate, LLC	DE
Clear Channel Investments, Inc.	NV
Clear Channel Metra, LLC	DE
Clear Channel Metro, LLC	DE
Clear Channel Mexico Holdings, Inc.	NV
Clear Channel Outdoor Holdings Company Canada	DE
Clear Channel Outdoor Holdings, Inc.	DE

Clear Channel Outdoor, Inc.	DE
Clear Channel Peoples, LLC	DE
Clear Channel Real Estate Services, LLC	TX
Clear Channel Real Estate, LLC	DE
Clear Channel Spectacolor, LLC	DE
Clear Channel Worldwide Holdings, Inc.	NV
Clear Channel/Interstate Philadelphia, LLC	DE
Critical Mass Media, Inc.	OH
Eller-PW Company, LLC	CA
Exceptional Outdoor Advertising, Inc.	FL
Get Outdoors Florida, LLC	FL
iHeartCommunications, Inc.	TX
iHeartMedia + Entertainment, Inc.	NV
iHeartMedia Capital I, LLC	DE
iHeartMedia Capital II, LLC	DE
iHeartMedia Management Services, Inc.	TX
iHeartMedia Tower Co. Holdings, LLC	DE
iHM Identity, Inc.	TX
Interspace Airport Advertising International, LLC	PA
IN-TER-SPACE Services, Inc.	PA
Katz Communications, Inc.	DE
Katz Media Group, Inc.	DE
Katz Millennium Sales & Marketing, Inc.	DE
Katz Net Radio Sales, Inc.	DE
Keller Booth Sumners Joint Venture	TX
Kelnic II Joint Venture	TX
Los Angeles Broadcasting Partners, LLC	DE
M Street Corporation	WA
Metro Networks Communications, LP	DE
Metro Networks Services, Inc.	DE
Mexico MinorityCo, LLC	DE
Mexico Outdoor NewCo, LLC	DE
Miami Airport Concession LLC	DE
Milpitas Sign Company, LLC	DE
Outdoor Management Services, Inc.	NV
Premiere Networks, Inc.	DE
SmartRoute Systems, Inc.	DE
Terrestrial RF Licensing, Inc.	NV
TLAC, Inc.	DE
Tower FM Consortium, LLC	TX
TTWN Media Networks, LLC	MD
TTWN Networks, LLC	DE

Name	Country of Incorporation
Aircheck India Pvt. Ltd.	India
Allied Outdoor Advertising Ltd.	United Kingdom
Arcadia Cooper Properties	United Kingdom
Barrett Petrie Sutcliffe London Ltd.	United Kingdom
Barrett Petrie Sutcliffe Ltd.	United Kingdom
Brasil Outdoor Ltda	Brazil
C.F.D. Billboards Ltd.	United Kingdom
CCO International Holdings BV	Netherlands
CCO Ontario Holdings, Inc.	Canada
China Outdoor Media Investment (HK) Co., Ltd.	Hong Kong
China Outdoor Media Investment Inc.	British Virgin Islands
Cine Guarantors II, Ltd.	Canada
Cine Movile SA de CV	Mexico
Cinemobile Systems International NV	Curacao
Clear Channel (Central) Ltd.	United Kingdom
Clear Channel (Midlands) Ltd.	United Kingdom
Clear Channel (Northwest) Ltd.	United Kingdom
Clear Channel (Scotland) Ltd.	Scotland
Clear Channel Adshel AS	Norway
Clear Channel Affitalia SRL	Italy
Clear Channel AIDA GmbH	Switzerland
Clear Channel AWI AG	Switzerland
Clear Channel Baltics & Russia AB	Sweden
Clear Channel Banners Ltd.	United Kingdom
Clear Channel Belgium Sprl	Belgium
Clear Channel CAC AG	Switzerland
Clear Channel Chile Publicidad Ltda	Chile
Clear Channel CV	Netherlands
Clear Channel Danmark A/S	Denmark
Clear Channel Entertainment of Brazil Ltda	Brazil
Clear Channel Espana SLU	Spain
Clear Channel Espectaculos SL	Spain
Clear Channel Estonia OU	Estonia
Clear Channel European Holdings SAS	France
Clear Channel Felice GmbH	Switzerland
Clear Channel France SAS	France
Clear Channel GmbH	Switzerland
Clear Channel Holding AG	Switzerland
Clear Channel Holding Italia SPA	Italy
Clear Channel Holdings CV	Netherlands
Clear Channel Holdings, Ltd.	United Kingdom
Clear Channel Hong Kong Ltd.	Hong Kong
Clear Channel Infotrak AG	Switzerland
Clear Channel International BV	Netherlands
Clear Channel International Holdings BV	Netherlands

Clear Channel International Ltd.	United Kingdom
Clear Channel Interpubli AG	Switzerland
Clear Channel Ireland Ltd.	Ireland
Clear Channel Italy Outdoor SRL	Italy
Clear Channel Jolly Pubblicita SPA	Italy
Clear Channel KNR Neth Antilles NV	Curacao
Clear Channel Mexico Holdings Cooperatieve U.A.	Netherlands
Clear Channel Nederland BV	Netherlands
Clear Channel Nederland Holdings BV	Netherlands
Clear Channel NI Ltd.	United Kingdom
Clear Channel Norway AS	Norway
Clear Channel Ofex AG	Switzerland
Clear Channel Outdoor Company Canada	Canada
Clear Channel Outdoor Hungary KFT	Hungary
Clear Channel Overseas Ltd.	United Kingdom
Clear Channel Pacific Pte Ltd.	Singapore
Clear Channel Plakatron AG	Switzerland
Clear Channel Poland SP .Z.O.O.	Poland
Clear Channel Sales AB	Sweden
Clear Channel Schweiz AG	Switzerland
Clear Channel Singapore Pte Ltd.	Singapore
Clear Channel Smartbike SLU	Spain
Clear Channel South America S.A.C.	Peru
Clear Channel SouthWest Ltd.	United Kingdom
Clear Channel Suomi Oy	Finland
Clear Channel Sverige AB	Sweden
Clear Channel UK Ltd	United Kingdom
Clear Channel UK One Ltd.	United Kingdom
Clear Channel UK Three Ltd.	United Kingdom
Clear Channel UK Two Ltd.	United Kingdom
Clear Media Limited	Bermuda
Comurben SA	Morocco
Eller Media Asesorias Y Comercializacion Publicitaria Ltda	Chile
Eller Media Servicios Publicitarios Ltda	Chile
Epiclove Ltd.	United Kingdom
Equipamientos Urbanos - Gallega de Publicidad Disseno AIE	Spain
Equipamientos Urbanos de Canarias SA	Spain
Equipamientos Urbanos Del Sur SL	Spain
FM Media Ltd.	United Kingdom
Foxmark (UK) Ltd.	United Kingdom
Giganto Holding Cayman	Cayman Islands
Giganto Outdoor Servicios Publicitarios Ltda.	Chile
Grosvenor Advertising Ltd.	United Kingdom
Hainan Whitehorse Advertising Media Investment Company Ltd.	China
Illuminated Awnings Systems Ltd.	Ireland
Interspace Airport Advertising Australia Pty Ltd.	Australia

Interspace Airport Advertising Curacao NV	Curacao
Interspace Airport Advertising Grand Cayman	Cayman Islands
Interspace Airport Advertising Netherlands Antilles NV	Netherlands Antilles
Interspace Airport Advertising New Zealand Ltd.	New Zealand
Interspace Airport Advertising TCI Ltd.	Turks & Caicos
Interspace Airport Advertising Trinidad & Tobago Ltd.	Republic of Trinidad & Tobago
Interspace Airport Advertising West Indies Ltd.	West Indies
Interspace Costa Rica Airport Advertising SA	Costa Rica
KMS Advertising Ltd.	United Kingdom
L & C Outdoor Ltda.	Brazil
Maurice Stam Ltd	United Kingdom
Media Monitors (M) Sdn. Bhd.	Malaysia
Media Monitors Dominican Republic	Panama
Ming Wai Holdings Ltd.	British Virgin Islands
More O'Ferrall Ireland Ltd.	Ireland
Multimark Ltd.	United Kingdom
Nitelites (Ireland) Ltd.	Ireland
Nobro SC	Mexico
NWP Street Limited	United Kingdom
Outdoor (Brasil) Ltda	Brazil
Outdoor Brasil Holding S/A	Brazil
Outdoor Holding Company Cayman I	Cayman Islands
Outdoor Holding Company Cayman II	Cayman Islands
Outdoor Mexico Operaciones, S. de R.L. de C.V.	Mexico
Outdoor Mexico Servicios Publicitarios S. de R.L. de C.V.	Mexico
Outdoor Mexico Servicios Publicitarios Sub, S. de R.L. de C.V.	Mexico
Outdoor Mexico, Servicios Administrativos, S. de R.L. de C.V.	Mexico
Outdoor Mexico, Servicios Corporativos, S. de R.L. de C.V.	Mexico
Outdoor Sao Paulo Participacoes Ltda	Brazil
Outdoor Spanish Holdings SL	Spain
Outstanding Media I Stockholm AB	Sweden
Paneles Napsa S.R.L.	Peru
Parkin Advertising Ltd.	United Kingdom
Postermobile Advertising Ltd.	United Kingdom
Postermobile Ltd.	United Kingdom
Premium Holdings Ltd.	United Kingdom
Premium Outdoor Ltd.	United Kingdom
Publicidade Klimes Sao Paulo Ltda	Brazil
Racklight S. de R.L. de C.V.	Mexico
Radio Computing Services (Africa) Pty Ltd.	South Africa
Radio Computing Services (India) Pvt. Ltd.	India
Radio Computing Services (NZ) Ltd.	New Zealand
Radio Computing Services (SEA) Pte Ltd.	Singapore
Radio Computing Services (Thailand) Ltd.	Thailand
Radio Computing Services (UK) Ltd.	United Kingdom
Radio Computing Services Canada Ltd.	Canada

Radio Computing Services of Australia Pty Ltd.	Australia
RCS Europe SARL	France
RCS Radio Computing China, Inc.	China
Regentfile Ltd.	United Kingdom
Rockbox Ltd.	United Kingdom
Service2Cities	Belgium
SIA Clear Channel Latvia	Latvia
Signways Ltd.	United Kingdom
Sites International Ltd.	United Kingdom
Storm Outdoor Ltd.	United Kingdom
Team Relay Ltd.	United Kingdom
The Canton Property Investment Co. Ltd.	United Kingdom
The Kildoon Property Co. Ltd.	United Kingdom
Torpix Ltd.	United Kingdom
Town & City Posters Advertising. Ltd.	United Kingdom
Tracemotion Ltd.	United Kingdom
Trainer Advertising Ltd.	United Kingdom
UAB Clear Channel Lietuva	Lithuania
Vision Media Group UK Limited	United Kingdom
Vision Posters Ltd.	United Kingdom